UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2006

Cyberonics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Cyberonics Blvd., Houston, Texas		77058
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	2812287200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 25, 2006, Cyberonics, Inc. (the "Company"), issued a press release announcing financial results for the fourth quarter and year ended April 28, 2006 and reported that its Board of Directors has authorized the repurchase of up to 3.0 million shares of the Company's Common Stock in amounts, and at times and prices to be determined and approved by the Board of Directors. The Company conducted a conference call on May 26, 2006 during which it discussed the matters addressed in the press release and a slide presentation available on the Company's website at www.cyberonics.com. A copy of the Company's press release is furnished as Exhibit 99.1 on this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release of Cyberonics, Inc. dated May 25, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

May 26, 2006	By:	David S. Wise

Name: David S. Wise
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Cyberonics, Inc. dated May 25, 2006.